Exhibit 32.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Digital Lifestyles Group, Inc. (the "COMPANY") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2006 (the "REPORT") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 16, 2006                By:      /s/ Andy Teng
                                                 -------------------------------
                                        Name:    Andy Teng
                                        Title:   Chief Executive Officer, Chief
                                                 Financial Officer and Chairman
                                                 of the Board


     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.